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                                                                    EXHIBIT 23.7


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-4 of Golden Sky Systems, Inc. of which this Exhibit forms a part.

                       /s/ Aldrich, Kilbride & Tatone LLP

Salem, OR
September 24, 1998